The table below shows the consideration transferred for the assets acquired and the goodwill determined as a result of the recognition of the deferred tax liability in the business combination: (Details)
R$ in Thousands
Dec. 31, 2021 BRL (R$)
Operations
Consideration amount	R$ 597,684
(-) Fair value of net assets acquired	503,463
Goodwill	R$ 94,221